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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  Section 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Spatializer Audio Laboratories, Inc. ("Spatializer") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Henry R. Mandell, Chief Executive Officer of Spatializer, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Spatializer.

/s/ Henry R. Mandell
--------------------
Henry R. Mandell
Chairman and Chief Executive Officer
May 13, 2003

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Spatializer for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.